SEGMENT INFORMATION	12 Months Ended
Sep. 30, 2025
Segment Reporting [Abstract]
SEGMENT INFORMATION

22.	SEGMENT INFORMATION

The Group operates as one operating and reportable segment. All of the Company’s long-lived assets, comprised of property and equipment, are based in China. All of the Group’s revenue was in China for the years ended September 30 2024 and 2025, based on the location of the customers.

The Group ‘s CODM is the Chief Executive Officer. The CODM makes decisions on resource allocation, evaluates operating performance, and monitors budget versus actual results using net income. There is no reconciling items or adjustments between segment income (loss) and net income as presented in the Group’s combined and consolidated statements of operations. The CODM does not review assets in evaluating the segment results and therefore such information is not presented.